UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2007 (April 10, 2007)

Koss Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-3295	39-1168275
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4129 North Port Washington Avenue,
Milwaukee, Wisconsin	53212
(Address of principal executive offices)	(Zip code)

(414) 964-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                 Results of Operations and Financial Condition.

On April 10, 2007, Koss Corporation issued a press release announcing its financial results for the quarter ended March 31, 2007.  A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

The information in this report is being furnished pursuant to Item 2.02 Results of Operations and Financial Condition.  In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended.

Item 9.01.          Financial Statements and Exhibits.

Exhibit 99.1    Press Release dated April 10, 2007, announcing financial results for the third quarter ended March 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 11, 2007	KOSS CORPORATION

	By:	/s/	Michael J. Koss
Michael J. Koss
Chief Executive Officer, President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated April 10, 2007, announcing financial results for the third quarter ended March 31, 2007.